UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2023 (May 9, 2023)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2009 Stock Option and Award Plan

At the Annual Meeting of the Stockholders (the “Annual Meeting”) of Community Health Systems, Inc. (the “Company”) held on May 9, 2023, the Company’s stockholders approved the amendment and restatement of the Company’s 2009 Stock Option and Award Plan, as approved by the Company’s Board of Directors on March 22, 2023, subject to stockholder approval at the Annual Meeting (the “Plan”). The results of the stockholder vote on the Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

A description of the Plan was included as part of Proposal 4 in the Company’s proxy statement filed on March 30, 2023 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2024 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) Susan W. Brooks	90,250,840	3,636,331	56,111	15,873,434
(b) John A. Clerico	91,610,832	2,276,508	55,942	15,873,434
(c) Michael Dinkins	93,219,143	669,705	54,434	15,873,434
(d) James S. Ely III	82,689,866	2,291,112	8,962,304	15,873,434
(e) John A. Fry	83,133,660	10,753,725	55,897	15,873,434
(f) Joseph A. Hastings, D.M.D.	92,097,000	1,792,516	53,766	15,873,434
(g) Tim L. Hingtgen	92,300,759	1,588,253	54,270	15,873,434
(h) Elizabeth T. Hirsch	93,176,004	711,038	56,240	15,873,434
(i) William Norris Jennings, M.D.	82,517,136	2,463,992	8,962,154	15,873,434
(j) K. Ranga Krishnan, MBBS	92,203,579	1,682,276	57,427	15,873,434
(k) Wayne T. Smith	82,593,318	2,383,135	8,966,829	15,873,434
(l) H. James Williams, Ph.D.	84,337,120	644,314	8,961,848	15,873,434

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
92,305,284	1,556,801	81,197	15,873,434

(3) The stockholders approved, on an advisory basis, the holding of future advisory votes on executive compensation every one year:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
91,381,958	25,203	2,452,171	83,950	15,873,434

(4) The stockholders approved the amendment and restatement of the Company’s 2009 Stock Option and Award Plan, as approved by the Company’s Board of Directors as of March 22, 2023, subject to stockholder approval at the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
91,119,075	2,769,969	54,238	15,873,434

(5) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
108,256,727	1,482,141	77,848	n/a

In light of the voting results with respect to the frequency of future advisory votes on executive compensation as set forth above and the Company’s Board of Directors’ recommendation that stockholders vote to hold future advisory votes on executive compensation every one year, the Company will continue to hold advisory votes on executive compensation every one year until the next required advisory vote on the frequency of such votes.

Item 9.01.	Financial Statements & Exhibits

(d)   Exhibits

Exhibit Number	Description

10.1†	Community Health Systems, Inc. 2009 Stock Option and Award Plan, as amended and restated as of March 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Indicates a management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023	COMMUNITY HEALTH SYSTEMS, INC
(Registrant)

	By:	/s/ Christopher G. Cobb
Christopher G. Cobb
Vice President – Legal and Corporate Secretary

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